AMERICAN NATURAL ENERGY CORPORATION
                                ONE WARREN PLACE
                        6100 SOUTH YALE AVENUE, SUITE 300
                              TULSA, OKLAHOMA 74136

Phone 918-481-1440                                              Fax 918-481-1473

                      EXPLORATION AND DEVELOPMENT AGREEMENT

This EXPLORATION AND DEVELOPMENT AGREEMENT (the "Agreement") is effective as of the 26th day of August, 2005 ("Effective Date"), by and between American Natural Energy Corporation ("ANEC"), an Oklahoma corporation, and Dune Energy, Inc. ("Dune") hereinafter collectively referred to as the ("Parties") or individually as a ("Party").

WHEREAS, ANEC is currently the holder of the rights of lessee under the "Bayou Couba Lease" (as herein defined);

WHEREAS, ANEC owns a 3-D seismic survey covering all of a 23.138 square mile area as depicted by the red outline on Exhibit "A" hereto;

WHEREAS, ANEC and Exxon Mobil Corporation have entered into a Development Agreement dated November 22, 2002, as amended on December 19th, 2003, (the "EMDA"), creating an Area of Mutual Interest ("AMI") covering approximately 11,486 acres and depicted by the area shaded gray on Exhibit "A" hereto;

WHEREAS, Dune desires to acquire a portion of ANEC's rights in the AMI;

WHEREAS, Exxon Mobil Corporation has consented to ANEC's assignment of 50% of its interest in the EMDA to Dune by letter dated September 9, 2005; and

WHEREAS, the Parties desire to conduct joint exploration operations, including the drilling of exploratory or development wells, for the discovery of and for the production of oil and/or gas in the Bayou Couba Field located in Saint Charles Parish Louisiana.

NOW, THERFORE, in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


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                                   ARTICLE 1.
                                   DEFINITIONS

All terms used in this agreement shall have the same meaning as provided for in the EMDA except as expressly stated herein. The Parties agree to be bound by the terms of the EMDA and any place that this Agreement is silent the EMDA will control. The terms used in this Agreement shall have the same meanings as defined below:

      1.01 "Additional 3-D Seismic" shall mean any seismic data obtained other than ANEC's 23.138 square mile survey.

      1.02 "ExxonMobil Development Agreement" or "EMDA" shall mean the Development Agreement dated November 22, 2002, as amended by letter agreement dated December 19, 2003, between ANEC and ExxonMobil covering approximately 11,486 acres and attached hereto and made a part of this Agreement for all purposes as Exhibit "B".

      1.03 "Dune AMI" shall mean the area shaded gray within the green outline, as shown on Exhibit "C" hereto, presently covering approximately 31,367 acres.

      1.04 "Exploratory Well" shall mean any well drilled on acreage within the Dune AMI .

      1.05 "Exxon Mobil Fee Lands" shall mean the lands outlined in green on Exhibit "A" hereto containing approximately 27,000 acres.

      1.06 "Shoreline Leases" shall mean the lands and rights covered by the oil and gas leases listed on Exhibit "D" hereto containing approximately 184 acres.

                                   ARTICLE II
                                     SEISMIC

      2.01 Reprocessing: ANEC represents and warrants that it possesses 3D Seismic which has been reprocessed using pre-stacked time and pre-stacked depth migration techniques with respect to an area encompassing approximately 23.138 square miles as shown by the red outline on Exhibit "A" hereto.

      2.02 Sharing: Upon execution of this Agreement, ANEC agrees that it shall provide Dune with a copy of the reprocessed 3D Seismic, in the form available to ANEC, for Dune and its Affiliates' use in evaluating prospects on the Dune AMI acreage. Any reprocessing by Dune of the 3-D Seismic will be at Dune's sole risk and expense and will be provided to ANEC at no cost immediately upon completion

      2.03 Additional 3-D Seismic Data Acquisition: ANEC and Dune agree to jointly approach ExxonMobil to initiate discussions to acquire Additional 3-D Seismic as proposed by SEI, Inc., on and equal basis. Any lands added to the Exxon Mobil Development Agreement as a result of jointly acquiring the new 3-D


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data will be shared by Dune and ANEC on an equal basis. Should either Party pay a disproportionate share of the seismic acquisition cost that party will be entitled the same disproportionate share of the acreage acquired, but in no event shall either Party own less that 25%.

                                   ARTICLE III
                                  PROSPECT FEES

      3.01 EMDA Prospect Fee: In consideration of ANEC's assignment to Dune of 50% of ANEC's rights in and to the lands contributed by ANEC, being the Delta Securities Corporation, Inc. lease dated November 14, 1941, (DSCI Lease) subject to the ExxonMobil Development Agreement, Dune will pay to ANEC a prospect fee in the amount of One Million Dollars US ($1,000,000.00), payable in four installments as follows:

            3.01.1 $225,000.00 due immediately upon ExxonMobil's approval of
                   Dune pursuant to article 8, section 8.03, Assignability of the EMDA (such sum has been paid and ANEC acknowledges receipt thereof);

            3.01.2 $225,000.00 due September 30, 2005 (such sum has been paid and ANEC acknowledges receipt thereof):

            3.01.3 $225,000.00 due January 15, 2006: and

            3.01.4 $325,000.00 due March 15, 2006:

            3.01.5 Upon payment of each of the above listed installments, Dune shall be deemed to have earned it's pro rata share of ANEC's interest in the lands described in 3.01.

      3.02 Dune Financing: Should Dune be successful in obtaining financing in the amount of Five Million Dollars US ($5,000,000.00) or more, prior to making the final installment provided for above Dune shall pay to ANEC Two Hundred Twenty Five Thousand Dollars ($225,000.00) within twenty (20) business days from the closing of said financing, One Hundred Sixty Two Thousand Five Hundred Dollars ($162,500.00) on, or before November 30, 2005 and the balance of One Hundred Sixty Two Thousand Five Hundred Dollars ($162,500.00) on, or before January 10, 2006.

      3.03 Exploration Prospect Fee: Dune agrees to pay to ANEC an additional prospect fee in the amount of Five Hundred Thousand Dollars US ($500,000.00) which will be due within five (5) business days from Dune's receipt of a log from either of the first two Exploratory Wells drilled pursuant to this Agreement in which both Parties elect to attempt a completion.


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                                   ARTICLE IV
                           ESTABILISHMENT OF DUNE AMI

      4.01 Estabilishment of AMI: The Parties hereby establish and create an Area of Mutual Interest herein defined as the Dune AMI presently covering approximately 31,367 acres. As provided for herein the Parties agree to share on an equal basis any and all rights, title and interest owned or acquired within the Dune AMI area.

      The following six (6) types of Acreage comprise the Dune AMI.

      "Type 1": ANEC's Bayou Cuba Lease containing approximately 1,319 acres. (Defined as "Class 1" acreage in the existing EMDA).

      "Type 2": ExxonMobil Fee Lands included within the AMI created by the EMDA containing approximately 5,800 acres. (Defined as "Class 2" acreage in the existing EMDA).

      "Type 3": ExxonMobil Fee Lands not covered by the EMDA but a part of the Dune AMI containing approximately 19,881 acres. (Not defined in the existing
EMDA).

      "Type 4": Shoreline Leases containing approximately 184 acres. (Defined as "Class 4" acreage in the existing EMDA).

      "Type 5" Currently unleased State and private acreage comprising approximately 4,183 acres. (Defined as "Class 4" acreage in the existing EMDA).

      "Type 6" Any additional lands offered to ANEC or Dune by ExxonMobil as a result of the acquisition of Additional 3-D Seismic or any other means will be shared between the Parties on and equal cost and term basis. (Not defined in the existing EMDA).

      4.02 Acreage Acquisition: Should either Party hereto enter into an agreement to acquire any rights, title or interests in lands included within the Dune AMI the acquiring party will immediately Notify the non-acquiring party by providing the costs, description and terms associated with the acquisition along with a copy of all leases, instruments, assignments or agreements evidencing the transaction. The non-acquiring party will have 10 calendar days from receipt of the Notice to the elect to participate by paying its proportionate share of such properties proposed for sale.

      4.03 Assignment: The Parties hereby agree that any assignment required pursuant to this agreement will be in substantially the same form as attached hereto as Exhibit "F".

      4.04 Burdens: The Parties hereby agree to share on an equal basis existing burdens on lands within the Dune AMI including but not be limited to royalty interests, overriding royalty interests and any other burdens affecting said lands including the burden sharing provided for in the EMDA. All overriding royalty interests, net profits interest and production payments created through the reorganization of Couba Operating, Inc., will be born solely by ANEC.

      4.05 Indemnity: Each Party is solely responsible for its own lease obligations, royalties, overriding royalties and other burdens as described in
Section 4.04. The Party so burdened shall assume and alone bear all obligations and shall indemnify, defend, protect and hold the other harmless (including all costs and attorneys' fees) from all claims, demands, and causes of action filed by any party related to any alleged interest in production from the AMI.


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

                                    Article V
                         OPERATIONS WITHIN THE DUNE AMI

      5.01 Proposed Dune AMI Drilling Prospects: During the term of this Agreement the Parties agree as follows with respect to each drilling opportunity within the Dune AMI:

            (a) Either Party may propose Drilling Prospects. Such a Drilling Prospect shall be presented by Notice to the other Party for review. Upon receipt of the Notice, such Party shall have a period of thirty (30) calendar days (the "election period"), from its receipt of such Notice, to elect to participate in the Drilling Prospect by delivering written notice of such election to the proposing Party. (Failure to respond within the election period shall be deemed an election to not participate in such Drilling Prospect.)

            (b) If either Party timely notifies the proposing Party of its election to participate in such Drilling Prospect, such Party shall be responsible for its proportionate share of all drilling and completion costs incurred in connection with the drilling of the Drilling Prospect in which such Party has elected to participate, and operations shall proceed pursuant to section 5.03 of this Article V.

      5.02 Election Not to Participate: In the event either Party elects or is deemed not to have elected to participate in a Drilling Prospect located on the Dune AMI, the non participating party will relinquish its interest in the Drilling Prospect to the proposing party and the proposing party shall have 150 days from the end of the election period within which to commence drilling operations on the Drilling Prospect. If the proposing party fails to commence drilling operations as aforesaid or the well drilled fails to produce oil and/or gas in paying quantities, the Acreage within the Drilling Prospect shall again be subject to this provision, and any Party wishing to propose a Drilling prospect thereon must comply with the procedures set forth in Section 5.01.

      In the event a designated Drilling Prospect encompasses two or more Types of acreage as defined in 4.01 above, then the allocation of interest shall be applied proportionately according to the contribution of each Type of acreage to the Drilling Prospect area.

      5.03 Dune AMI JOA: All Drilling Prospects for which the receiving Party elects to participate pursuant to Section 5.01 above shall be subject to and conducted pursuant to a separate joint operating agreement (the "JOA") in the form attached hereto as Exhibit "B". Each JOA shall cover only the aerial extent of the Drilling Prospect from the surface to the stratographic equivalent of the base of the formation into which a completion is made resulting in production of oil and/or gas in paying quantities. ANEC shall be designated operator under each JOA; however, ExxonMobil shall have the right, to be exercised in its sole discretion at any time, to assume operatorship of any Drilling Prospect(s), and ANEC shall remain operator of any remaining Drilling Prospects. Each JOA shall govern all operations within each Drilling Prospect, provided, however, in the event of a conflict between this Agreement, the EMDA and the JOA, and then the EMDA shall take precedence. Upon termination of this Agreement, the Operating Agreement shall remain in force.


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

                                   ARTICLE VI
                                 CONFIDENTIALITY

      6.01 Confidentiality: Except as provided for in Sections 6.02 and 6.03, and except for necessary disclosures to governmental agencies, no Party shall release Confidential Data unless agreed to by each Party.

      6.02 Limited Disclosure: Any Party may make Confidential Data available to reputable engineering firms for hydrocarbon reserve or other technical evaluations, to accountants, tax advisers, attorneys, reputable financial institutions for study prior to commitment of funds, to outside professional consultants and to the extent required under applicable laws or by a governmental authority, provided that the governmental authority is requested to hold such data confidential, and to a "third Party" with whom a Party is engaged in a bona fide effort to sell, farm out or trade any portion of all of its interest in the Dune AMI. The Confidential Data made available shall not be removed from the custody or premises of the Party making such data available. Any third Party permitted such access shall first agree in writing neither to disclose such data to others nor to use such data except for the purposes for which it is disclosed.

      6.03 Affiliates: Despite the provisions of section 6.01, there shall be no requirement for approval with respect to the disclosure of Confidential Data to Affiliates of the Parties.

                                   ARTICLE VII
                                      TERM

      7.01 Term: This Agreement shall commence on the date first written above and shall remain in effect for as long as the EMDA remains in affect.

                                  ARTICLE VIII.
                    PRODUCTION HANDLING AND GAS LIFT SUPPORT

      8.01 Handling of Dune AMI Production: Production developed pursuant to this Agreement shall be handled through ANEC's Bayou Couba facilities. When Dune has a working interest share of production in a Drilling Prospect, Dune shall be responsible solely for its share of facilities operating costs attributable to Dune's working interest share of production.

                                   ARTICLE IX
                              DRILLING COMMENTMENT

      9.01 Drilling: Dune has participated in the drilling of the DSCI Well # 92 ST, and the DSCI Well # 51 ST and has indicated an interest in participating in the drilling of the DSCI Well # 151 and the DSCI Well # 96 ST.


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                                    ARTICLE X
                                  MISCELLANEOUS

      10.01 Notices: Any Notice, demand, request or report required or permitted to be given or made to a Party under this Agreement shall be in writing and shall be deemed given or made when sent by first-class mail, postage prepaid, certified mail, express mail or facsimile to the Party at the following addresses:

      If to ANEC: American Natural Energy Corporation
                  One Warren Place
                  6100 South Yale Suite 300
                  Tulsa, Oklahoma 74136
                  Attn: Michael Paulk
                  Phone: (918) 481-1440
                  Facsimile: (918) 481-1473
                  E-mail: mike@annrg.com

      If to Dune: Dune Energy, Inc.
                  3050 Post Oak Blvd., Suite 695
                  Houston, Texas 77056
                  Attn: Amiel David
                  Phone: (713) 888-0895
                  Facsimile: (713) 888-0899
                  Email: amiel@duneenergy.com

      and:        Matthew S. Cohen, Esq.
                  Eaton & Van Winkle LLP
                  3 Park Avenue - 16th Floor
                  New York, NY 10016
                  Fax: (212) 779-9928
                  Email: mcohen@evw.com

      10.02 Ratification: Dune hereby accepts and ratifies all terms and conditions of the EMDA and agrees to be bound by all its terms and conditions in the same manner as ANEC.

      10.03 OMIT: The Parties hereby agree and confirm that specifically excluded from this Agreement is the following:

            a.    All wells listed on Exhibit E, hereto.

            b. Any settlement, payment, redrill or any other manner of reconciliation agreed to between the relevant parties to the currently pending lawsuit American Natural Energy Corporation vs. Workstrings, et al which covers all operations conducted on the Exxon Mobil Fee # 2 Well with a surface location in
                  Section 15-T15S-R21E and a bottom hole location of Section 14-T15S-R21E St. Charles Parish Louisiana along with any and all reserves associated with the initial wellbore and subsequent sidetracking operations. In a similar manner Dune will be indemnified and held harmless from any action of the courts relative to this case. Should the Fee#2 be redrilled by ANEC, Dune will have the option to participate with 50% proportionately reduced, by paying its share of all costs.


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

            c. The Production Facility, equipment, barges, boats, compressors, separators, tanks, buildings, disposal well being DSCI Well # 85, sales pipelines and any other personal property utilized in the processing of storing of or transporting of production from the Bayou Couba Field.

      10.04 Subject Agreements: This agreement and the interest transferred to Dune by ANEC through this agreement is subject to all prior agreements affecting the interest of ANEC which includes the Purchase and Exploration Agreement dated March 10, 2003 between ANEC and TransAtlantic Petroleum (USA) Corp., the Compromise Settlement Agreement dated effective January 1, 2002, between ANEC and Cawdor, et al. and the Development Agreement dated November 22, 2002, as amended, between ANEC and Exxon Mobil Corporation. ANEC represents and warrants that, except as set forth above, there are no other unrecorded agreements, written or otherwise, that affect the interest transferred to Dune by this Agreement.

      10.05 Entire Agreement: This Agreement, together with all Exhibits hereto, embodies the full and complete agreement and understanding of the parties, and any other agreements concerning the matters addressed herein are merged herein. Alterations, modifications or amendments shall not be effective or binding upon the Parties unless agreed to by the Parties in writing.

      10.06 Counterparts: This Agreement may be executed in counterparts and each shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the Effective Date.

                                             AMERICAN NATURAL ENERGY CORPORATION

                                             By:
                                                 -------------------------------
                                                 Michael Paulk President


                                             DUNE ENERGY, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------


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